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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON D.C. 20549

                                ----------------


                                   FORM 8-K/A


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

                          MAY 23, 1996 (MAY 13, 1996)
                Date of Report (Date of earliest event reported)


                            SOFTWARE SPECTRUM, INC.
           (Exact name of registrant as specified in its charter)


      TEXAS                      0-19349                 75-1878002
      (State or other            (Commission             (IRS Employer
      jurisdiction of            File Number)            Identification No.)
      incorporation)


                               2140 MERRITT DRIVE
                              GARLAND, TEXAS 75041
          (Address of principal executive offices, including zip code)


                                 (214)840-6600
              (Registrant's telephone number, including area code)

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
ITEM 7.          FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION,
                 AND EXHIBITS

                 Since it was impractical to file with the Form 8-K filing the financial statements and pro forma financial information required with respect to the acquisition of certain operating assets of Egghead Inc. by Items 7(a) and 7(b), such financial statements and pro forma financial information are being filed herewith.

(a)              Financial Statements of Business Acquired

                 Egghead Inc.'s financial statements for the corporate, governmental and education ("CG&E") division filed as part of this report are listed on the Index to Historical and Pro forma Financial Information as Exhibit 99.4 of this report.

(b)              Pro Forma Financial Information

                 Pro forma financial statements filed as part of this report are listed on the Index to Historical and Pro Forma Financial Information on page 4 of this report.

(c)              Exhibits

                 2.1      (i)     Asset Purchase Agreement, dated as of March
                                  23, 1996, by and among Software Spectrum,
                                  Inc., Egghead, Inc. and DJ&J Software
                                  Corporation, with exhibits (except for
                                  Exhibit 4.8 - Largest 200 Customers and the schedules, which are not being field herewith) (incorporated by reference to the Company's Current Report on Form 8-K dated
                                  March 26, 1996).

                          (ii) Index of Exhibits and Schedules to Asset Purchase Agreement (incorporated by reference to the Company's Current Report on Form 8-K dated March 26, 1996).

                          (iii) First Amendment to Asset Purchase Agreement dated March 23, 1996 by and among Software Spectrum, Inc., Egghead, Inc. and DJ&J Software Corporation entered into on May 13, 1996 (incorporated by reference to the Company's Current Report on Form 8-K dated May 23, 1996).

                 23               Consent of Arthur Andersen LLP, Independent
                                  Public Accountants

                 99.1 Press Release issued by the Company on March 25, 1996 (incorporated by reference to the Company's Current Report on Form 8-K dated March 26, 1996).




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

                 99.2 Press Release issued by the Company on May 13, 1996 (incorporated by reference to the Company's Current Report on Form 8-K dated May 23, 1996).

                 99.3 Credit Agreement dated as of May 3, 1996, among Software Spectrum, Inc., certain banks and Texas Commerce Bank National Association, as Agent (including Exhibits) (incorporated by reference to the Company's Current Report on Form 8-K dated May 23, 1996).

                 99.4 Financial Statements of the CG&E Division of Egghead Inc. as of March 30, 1996 and April 1, 1995 and for the two years ended March 30, 1996, including Report of Independent Public Accountants.





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
                            SOFTWARE SPECTRUM, INC.
            INDEX TO HISTORICAL AND PRO FORMA FINANCIAL INFORMATION

                                                                                                              Exhibit No.
                                                                                                              -----------
ITEM 7.(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

Financial Statements of the CG&E Division of
Egghead Inc. as of March 30, 1996 and April 1, 1995
and for the two years ended March 30, 1996, including
Report of Independent Public Accountants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  99.4

                                                                                                               Page No.
                                                                                                              -----------
ITEM 7.(b) PRO FORMA FINANCIAL INFORMATION

Summary Information Related to the Unaudited Pro Forma
   Condensed Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Page 5

Unaudited Pro Forma Condensed Balance Sheet
   as of March 31, 1996 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Page 6

Notes to Unaudited Pro Forma Condensed Balance Sheet
   as of March 31, 1996 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Page 7

Unaudited Pro Forma Condensed Statement of
   Earnings for the year ended March 31, 1996 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Page 8

Notes to Unaudited Pro Forma Condensed Statement of
   Earnings for the year ended March 31, 1996 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Page 9

Index to Exhibits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  Page 10





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
                    SOFTWARE SPECTRUM, INC. AND SUBSIDIARIES
                    PRO FORMA CONDENSED FINANCIAL STATEMENTS
                                  (UNAUDITED)


     The following unaudited pro forma condensed financial statements (the "Pro Forma Financial Statements") consist of (i) the unaudited pro forma condensed balance sheet of Software Spectrum, Inc. and Subsidiaries (the "Company") as of March 31, 1996 that gives effect to the acquisition of the Corporate, Government and Education Division of Egghead, Inc. ("CGE") as if it had occurred at that date and (ii) the unaudited pro forma condensed statement of earnings of the Company for the year ended March 31, 1996 that gives effect to the CGE acquisition as if it had occurred on April 1, 1995.

     The pro forma adjustments included in the Pro Forma Financial Statements are based upon available information and certain assumptions that the Company believes are reasonable. The pro forma adjustments do not include the effect on earnings of transition costs incurred in connection with the CGE acquisition which are not expected to have a continuing impact on the Company. The CGE acquisition has been accounted for using the purchase method of accounting. Allocation of the purchase price has been determined based upon preliminary estimates of fair value and is subject to change. Differences between the amounts included in the pro forma condensed balance sheet and the final allocations of the purchase price are not expected to have a material effect on the Pro Forma Financial Statements.

     The Pro Forma Financial Statements are presented for illustrative purposes only and are not necessarily indicative of the operating results that would have occurred if the CGE acquisition had been consummated as of the dates reflected herein, nor are they necessarily indicative of the future operating results or financial position of the Company. These Pro Forma Financial Statements should be read in conjunction with the historical financial statements of the Company included in the Company's 1996 Annual Report on Form 10-K and the historical financial statements of CGE included herein.


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
                    SOFTWARE SPECTRUM, INC. AND SUBSIDIARIES
                       PRO FORMA CONDENSED BALANCE SHEET
                                MARCH 31, 1996
                                 (IN THOUSANDS)
                                  (UNAUDITED)


                                                                       CORPORATE,
                                                                       GOVERNMENT
                                                                     AND EDUCATION
                                                        SOFTWARE       DIVISION OF      PRO FORMA           PRO FORMA
                                                      SPECTRUM, INC.  EGGHEAD, INC.    ADJUSTMENTS          COMBINED
                                                      -------------   ------------    ------------        ------------
ASSETS
Current assets
      Cash and cash equivalents                        $     28,123   $       --      $    (16,653)(1)    $     17,523
                                                                                             6,053 (2)
      Short term investments                                  8,407           --              --                 8,407
      Trade accounts receivable, net                         73,875         61,735         (61,735)(2)          73,875
      Inventories                                            12,937          9,307          (9,307)(2)          18,937
                                                                                             6,000 (3)
      Prepaid expenses                                       10,092           --              --                10,092
      Other current assets                                    2,435            753            (753)(2)           2,435
                                                       ------------   ------------    ------------        ------------

              Total current assets                          135,869         71,795         (76,395)            131,269

Furniture, equipment and leasehold improvements, net          9,167          1,687            (700)(2)          10,154

Intangibles and other assets                                  5,144             40          45,626 (1)          50,810
                                                       ------------   ------------    ------------        ------------

                                                       $    150,180   $     73,522    $    (31,469)       $    192,233
                                                       ============   ============    ============        ============


LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
      Trade accounts payable                           $     61,231   $     29,495    $    (24,641)(2)    $     72,085
                                                                                             6,000 (3)
      Other current liabilities                              13,718          4,012          (2,813)(2)          14,917
                                                       ------------   ------------    ------------        ------------

               Total current liabilities                     74,949         33,507         (21,454)             87,002

Long-term debt                                                1,868           --            30,000 (1)          31,868

Shareholders' equity                                         73,363         40,015         (40,015)(2)          73,363
                                                       ------------   ------------    ------------        ------------

                                                       $    150,180   $     73,522    $    (31,469)       $    192,233
                                                       ============   ============    ============        ============




                See notes to pro forma condensed balance sheet.


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


                    SOFTWARE SPECTRUM, INC. AND SUBSIDIARIES
                   NOTES TO PRO FORMA CONDENSED BALANCE SHEET
                                MARCH 31, 1996
                                  (UNAUDITED)



The pro forma condensed balance sheet reflects the following assumptions and adjustments:

(1) The pro forma adjustments give effect to the consummation of the CGE acquisition by the Company. Total consideration for the CGE acquisition, including transaction costs of approximately $1,600,000, was approximately $46,600,000. Excess cash and cash equivalents and long-term debt were used to fund the CGE acquisition.

(2) Assets not purchased and liabilities not assumed by the Company have been eliminated. CGE liabilities not eliminated in the pro forma adjustments correspond to cash prorations made in connection with the CGE acquisition.

(3) In connection with a fulfillment agreement between the Company and Egghead, Inc. ("Egghead"), the Company has agreed to purchase certain inventory from Egghead in September 1996. The Company expects to purchase approximately $6,000,000 of inventory in connection with this obligation.


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
                    SOFTWARE SPECTRUM, INC. AND SUBSIDIARIES
                   PRO FORMA CONDENSED STATEMENT OF EARNINGS
                       FOR THE YEAR ENDED MARCH 31, 1996
                                 (IN THOUSANDS)
                                  (UNAUDITED)


                                                                   CORPORATE,
                                                                   GOVERNMENT
                                                   SOFTWARE       AND EDUCATION
                                                   SPECTRUM,       DIVISION OF      PRO FORMA            PRO FORMA
                                                     INC.          EGGHEAD, INC.   ADJUSTMENTS           COMBINED
                                                 ------------      ------------    ------------        ------------
Net sales                                        $    398,501      $    363,338    $       --          $    761,839

Cost of sales                                         344,063           326,667          (5,000)(2)         664,430
                                                                                            700 (3)
                                                                                         (2,000)(4)
                                                 ------------      ------------    ------------        ------------


Gross margin                                           54,438            36,671           6,300              97,409

Selling, general and administrative expenses           41,459(1)         38,848           4,100 (2)          74,507
                                                                                         (3,100)(5)
                                                                                         (6,800)(6)

Depreciation and amortization                           2,816(1)          3,369             900 (2)           6,585
                                                                                         (3,000)(7)
                                                                                          2,500 (8)
                                                 ------------      ------------    ------------        ------------

Operating income (loss)                                10,163            (5,546)         11,700              16,317

Interest income (expense), net                          1,122              (410)         (2,800)(9)          (2,088)

                                                 ------------      ------------    ------------        ------------
Income (loss) before income taxes                      11,285            (5,956)          8,900              14,229

Federal and state income tax expense (benefit)          3,919            (2,305)          3,500 (10)          5,114
                                                 ------------      ------------    ------------        ------------

Net income (loss)                                $      7,366      $     (3,651)   $      5,400        $      9,115
                                                 ============      ============    ============        ============

Earnings per share                               $       1.73                                          $       2.14
                                                 ============                                          ============

Weighted average shares outstanding                     4,260                                                 4,260
                                                 ============                                          ============









            See notes to pro forma condensed statement of earnings.


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


                    SOFTWARE SPECTRUM, INC. AND SUBSIDIARIES
               NOTES TO PRO FORMA CONDENSED STATEMENT OF EARNINGS
                       FOR THE YEAR ENDED MARCH 31, 1996
                                  (UNAUDITED)



The pro forma condensed statement of earnings reflects the following assumptions and adjustments:

(1) The Company's depreciation and amortization expenses have been separately identified for the pro forma presentation.

(2) Certain costs incurred by CGE have been reclassified to conform to the Company's presentation.

(3) CGE's recognition of aged inventory credits has been adjusted to conform to the Company's accounting policy.

(4) CGE's historical financial incentives from vendors have been adjusted to conform to the Company's existing arrangements with vendors.

(5) Facility and equipment costs have been adjusted to approximate expected facility and equipment costs based on executed leases and related agreements.

(6) Compensation and related employment costs of certain former CGE personnel not hired by the Company have been eliminated.

(7) Depreciation expense has been adjusted to approximate depreciation on the combined capital assets of the Company.

(8) Amortization has been recorded on the excess of the purchase price over net assets acquired over 20 years and on debt acquisition costs over the term of the loan.

(9) Interest expense on debt incurred and interest income for cash expended by the Company in connection with the acquisition have been recorded and reduced, respectively.

(10) The tax effect of pro forma adjustments has been recorded.



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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  SOFTWARE SPECTRUM, INC


Dated:  July 25, 1996                             By: /s/Deborah A. Nugent
                                                      --------------------------
                                                      Deborah A. Nugent
                                                      Vice President of Finance
                                                      (Principal Financial and
                                                      Accounting Officer)

                              INDEX TO EXHIBITS
EXHIBIT
NUMBER                                     DESCRIPTION

2.1              (i)      Asset Purchase Agreement, dated as of March 23, 1996,
                          by and among Software Spectrum, Inc., Egghead, Inc.
                          and DJ&J Software Corporation, with exhibits (except for Exhibit 4.8 - Largest 200 Customers and the schedules, which are not being field herewith)
                          (incorporated by reference to the Company's Current
                          Report on Form 8-K dated March 26, 1996).

                 (ii) Index of Exhibits and Schedules to Asset Purchase Agreement (incorporated by reference to the Company's Current Report on Form 8-K dated March 26, 1996).

                 (iii) First Amendment to Asset Purchase Agreement dated March 23, 1996 by and among Software Spectrum, Inc., Egghead, Inc. and DJ&J Software Corporation entered into on May 13, 1996 (incorporated by reference to the Company's Current Report on Form 8-K dated May 23, 1996).

23                        Consent of Arthur Andersen LLP, Independent Public
                          Accountants

99.1 Press Release issued by the Company on March 25, 1996 (incorporated by reference to the Company's Current Report on Form 8-K dated March 26, 1996).

99.2 Press Release issued by the Company on May 13, 1996 (incorporated by reference to the Company's Current Report on Form 8-K dated May 23, 1996).

99.3 Credit Agreement dated as of May 3, 1996, among Software Spectrum, Inc., certain banks and Texas Commerce Bank National Association, as Agent (including Exhibits) (incorporated by reference to the Company's Current Report on Form 8-K dated May 23, 1996).

99.4 Financial Statements of the CG&E Division of Egghead Inc. as of March 30, 1996 and April 1, 1995 and for the two years ended March 30, 1996, including Report of Independent Public Accountants.





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